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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                  March 4, 2004
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                Date of Report (Date of earliest event reported)


                                 ORAGENICS, INC.
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             (Exact name of registrant as specified in its charter)


            Florida                   333-100568                 59-3410522
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 (State or other jurisdiction        (Commission                (IRS Employer
       of incorporation)             File Number)            Identification No.)


                              12085 Research Drive
                             Alachua, Florida 32615
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           (Address of principal executive offices including zip code)


                                 (386) 418-4018
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               Registrant's telephone number, including area code


                                      None
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         (Former name or former address, if changed since last report.)


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ITEM 7. FINANCIAL INFORMATION AND EXHIBITS


        Exhibit No.          Description
        -----------          -----------

        99.1                 Press Release

ITEM 9. REGULATION FD DISCLOSURE

         Oragenics, Inc. announces that it has licensed novel technology for which a Phase I SBIR award has been granted by the National Institute of Allergy and Infectious Diseases.


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                                   SIGNATURES

         In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized on this 4th day of March, 2004.


                                        ORAGENICS, INC.
                                        (Registrant)

                                        BY: /s/ Mento A. Soponis
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                                            Mento A. Soponis
                                            President, Principal
                                            Executive Officer and a
                                            member  of the Board of
                                            Directors.